SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 2, 2006

Date of Report (Date of earliest event reported)

PMC-SIERRA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19084	94-2925073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3975 Freedom Circle

Santa Clara, CA 95054

(Address of Principal Executive Offices) (Zip Code)

(408) 239-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2006, PMC-Sierra, Inc. (“the Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission in connection with the Company’s announcement that Mr. Michael Farese had been appointed to the Board of Directors (the “Board”) of the Company effective May 10, 2006. At the time the Company filed the Form 8-K, Mr. Farese had not been named to serve on any standing committee of the Board, nor had it been determined to which committee or committees, if any, he may be named in the future.

Pursuant to Item 5.02 of Form 8-K, the Company is filing this amendment on Form 8-K/A to report that on November 2, 2006, the Board appointed Mr. Farese to the Compensation Committee and the Nominating and Corporate Governance Committee of the Board. Mr. Farese will replace Mr. Jim Diller on each of these committees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMC-SIERRA, INC.
(Registrant)

Date: November 8, 2006	By:	/s/ Alan F. Krock
Alan F. Krock
Vice President Chief Financial Officer and Principal Accounting Officer

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